                                                                      EXHIBIT 21




         THE FOLLOWING IS A LIST OF SUBSIDIARIES OF CENTEX CONSTRUCTION PRODUCTS, INC., WHOLLY-OWNED UNLESS OTHERWISE STATED. THIS LIST OF SUBSIDIARIES INCLUDES ALL OF THE SIGNIFICANT SUBSIDIARIES OF CENTEX CONSTRUCTION PRODUCTS, INC. AS OF MAY 31, 2003.


                                                                       JURISDICTION OF
ENTITY NAME                                                              ORGANIZATION
-----------                                                            ---------------
AMERICAN GYPSUM COMPANY                                                   DELAWARE

AMERICAN GYPSUM MARKETING COMPANY                                         DELAWARE
D/B/A AMERICAN GYPSUM MARKETING COMPANY, INC.

CCP CEMENT COMPANY                                                         NEVADA

CCP CONCRETE/AGGREGATES LLC                                               DELAWARE

CCP GYPSUM COMPANY                                                         NEVADA

CCP LAND COMPANY                                                           NEVADA

CENTEX CEMENT CORPORATION                                                  NEVADA

CENTEX MATERIALS LLC                                                      DELAWARE

CXP FUNDING, LLC                                                          DELAWARE

HOLLIS & EASTERN RAILROAD COMPANY LLC                                     DELAWARE

ILLINOIS CEMENT COMPANY                               50%                 ILLINOIS

ILLINOIS CEMENT COMPANY, JOINT VENTURE                50%                  TEXAS
D/B/A WISCONSIN CEMENT COMPANY

M & W DRYWALL SUPPLY COMPANY                                               NEVADA

MATHEWS READYMIX LLC                                                     CALIFORNIA

MOUNTAIN CEMENT COMPANY                                                    NEVADA

NEVADA CEMENT COMPANY                                                      NEVADA

REPUBLIC PAPERBOARD COMPANY LLC                                           DELAWARE

TEXAS CEMENT COMPANY                                                       NEVADA

TEXAS LEHIGH CEMENT COMPANY LP                        50%                  TEXAS
D/B/A TEXAS LEHIGH CEMENT

                                                                      EXHIBIT 21


TLCC GP LLC                                                               DELAWARE

TLCC LP LLC                                                               DELAWARE

WESTERN AGGREGATES LLC                                                     NEVADA

WESTERN CEMENT COMPANY OF CALIFORNIA                                     CALIFORNIA

WISCONSIN CEMENT COMPANY                              50%                WISCONSIN



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